UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
October 20, 2004

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue,
Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500
(Registrant’s telephone number)

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: INFO RE: 2005 FISCAL OUTLOOK

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2004, Lucent Technologies Inc. (the “company”) issued the press release attached as Exhibit 99.1, reporting the company’s results for its fourth quarter of fiscal 2004 and for its fiscal year ended September 30, 2004.

Item 7.01. Regulation FD Disclosure.

In conjunction with its release of earnings on October 20, 2004, the company is making the information on Exhibit 99.2 available during its earnings conference call on October 20, 2004, regarding the company’s outlook for fiscal 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LUCENT TECHNOLOGIES INC.
Date: October 20, 2004	By:	/s/ Michael C. Keefe
Name: Michael C. Keefe
Title: Managing Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release issued by Lucent Technologies Inc. on October 20, 2004, reporting its results for its fourth quarter of fiscal 2004 and for its fiscal year ended September 30, 2004.
Exhibit 99.2	Information regarding Lucent Technologies Inc.’s outlook for fiscal 2005.